Acquisitions (Tables)	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Summary of pro-forma consolidated financial information
The following unaudited pro-forma summary presents consolidated financial information as if the U.S./Canada business of Comex had been acquired at the beginning of 2013. The unaudited pro-forma consolidated financial information does not necessarily reflect the actual results that would have occurred had the acquisitions taken place on January 1, 2013 or the future results of operations of the combined companies under ownership and operation of the Company.

	2014	2013
Net sales	$11,129,533	$10,540,181
Net income	865,887	725,774
Net income per common share:
Basic	8.95	7.13
Diluted	8.78	6.98